THIRD WAIVER AND AMENDING AGREEMENT

This third waiver and amending agreement is made as of the 30th day of April, 2009

A M O N G

SUNOPTA INC.
SUNOPTA LP
SUNOPTA FOOD GROUP LLC

as Borrowers

and

EACH OF THE FINANCIAL INSTITUTIONS AND OTHER ENTITIES FROM TIME TO TIME PARTIES HERETO
as Lenders

and

CERTAIN AFFILIATES OF THE BORROWERS
as Obligors

and

BANK OF MONTREAL
as Agent

and

HARRIS N.A.
as US Security Agent and
as US Administrative Agent

WITNESSES THAT WHEREAS:

(a) the Lenders severally made credit facilities available to the Borrowers on the terms and conditions set out in a fourth amended and restated credit agreement dated as of July 4, 2007 among the Borrowers, the Lenders, the Obligors, the Agent and the US Security Agent, as amended, including without limitation as amended pursuant to an extension agreement dated as of June 25, 2008 (the "**Credit Agreement**");

(b) the parties hereto entered into a waiver agreement dated as of April 30, 2008 pursuant to which the Agent and the Lenders temporarily waived the requirements of the Obligors to deliver certain financial and other information under Section 9.4 of the Credit Agreement;

(c) the parties hereto entered into a second waiver and amending agreement dated as of July 11, 2008 pursuant to which the Agent and the Lenders, among other things, temporarily waived the requirements of the Obligors to comply with certain covenants under Credit Agreement;

(d) the Borrower is not currently in compliance with certain financial covenants contained in the Credit Agreement; and

(e) the parties to the Credit Agreement have agreed to amend the Credit Agreement in the manner set forth herein in order to, among other things, provide certain waivers and amend certain covenants and definitions contained in the Credit Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties covenant and agree as follows:

SECTION 1
INTERPRETATION

1.1 **Definitions from Credit Agreement.** Capitalized terms defined in the Credit Agreement have the same meanings in this third waiver and amending agreement unless otherwise defined herein or the context expressly or by necessary implication requires otherwise. This third waiver and amending agreement is referenced herein as the "**Amending Agreement**". For greater certainty, this Amending Agreement amends the Credit Agreement and the term "Agreement", as defined in the Credit Agreement, includes (unless the context expressly or by necessary implication requires otherwise) this Amending Agreement to the extent of such amendments. For purposes of this Amending Agreement, the term "**Amending Agreement Closing Date**" means April 30, 2009.

1.2 **Headings**. The insertion of headings in this Amending Agreement is for convenience of reference only and shall not affect the interpretation of this Amending Agreement or the Credit Agreement.

SECTION 2
WAIVERS

2.1 **Representations and Warranties re Certain Covenants.** The Borrower hereby represents and warrants that:

(a) the Funded Debt to EBITDA Ratio of the Consolidated Borrower for the Fiscal Quarter ending March 31, 2009 is in excess of the ratio of 3.35:1.00 required pursuant to Section 9.3(a) of the Agreement; and

(b) the Fixed Charge Coverage Ratio of the Consolidated Borrower for the Fiscal Quarter ending March 31, 2009 is less than the minimum ratio of 1.50:1.00 required pursuant to Section 9.3(b) of the Agreement.

2.2 **Waiver of Funded Debt to EBITDA Ratio**. The Agent and the Lenders hereby waive, for the Fiscal Quarter ending March 30, 2009 only, the requirement under Section 9.3(a)

of the Credit Agreement that the Funded Debt to EBITDA Ratio of the Consolidated Borrower be less than 3.35:1.00 for the Fiscal Quarter ending March 31, 2009. For greater certainty, each of the Lenders and the Agent acknowledge, agree and confirm in favour of the Borrowers that, as a result of the waiver provided in this Section 2.2, there are and will be no Defaults arising from the covenant calculations contemplated by Section 9.3(a) of the Credit Agreement for the Fiscal Quarter ending March 31, 2009 only.

2.3 **Waiver of Fixed Charge Coverage Ratio**. The Agent and the Lenders hereby waive, for the Fiscal Quarter ending March 31, 2009 only, the requirement under Section 9.3(b) of the Credit Agreement that the Fixed Charge Coverage Ratio of the Consolidated Borrower be greater than or equal to 1.50:1.00. For greater certainty, each of the Lenders and Agent acknowledge, agree and confirm in favour of the Borrowers that, as a result of the waiver provided in this Section 2.3, there are and will be no Defaults arising from the covenant calculations contemplated by Section 9.3(b) of the Credit Agreement for the Fiscal Quarter ending March 31, 2009 only.

SECTION 3
AMENDMENTS TO DEFINITIONS

3.1 **Revised Definitions**. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of "**L/C Lender**" is hereby amended such that reference therein to "**Harris**" is hereby deleted and replaced with reference to "**BMO Chicago**". For greater certainty, the parties hereto acknowledge that, effective as of April 24, 2009 Harris, in its capacity as Lender (and not in its capacity as US Administrative Agent and US Security Agent), assigned all of its right, title, interest and obligations as a Lender under the Credit Agreement and the Documents to BMO Chicago.

(b) The definition of "**Maturity Date**" is hereby amended such that (i) all references in clause (a) and (b) therein to "**June 29, 2009**" are hereby deleted and replaced with reference to "**December 31, 2009**", and (ii) the reference in clause (d) therein to "**June 30, 2009**" is hereby deleted and replaced with reference to "**June 30, 2010**". For greater certainty, the Maturity Date in respect of each of Facility A and Facility B is being extended from June 29, 2009 to December 31, 2009.

(c) The definition of "**Sweep to Loan Program**" is hereby amended such that all references therein to "**Harris**" are deleted and replaced with references to "**BMO Chicago**".

(d) The definition of "**Swingline Lender**" is hereby amended such that reference therein to "**Harris**" is deleted and replaced with reference to "**BMO Chicago**". For greater certainty, BMO Chicago is and shall be the Swingline Lender in respect of Facility B.

(e) The definition of "Total Commitment" is hereby amended such that (i) the reference to "**$25,000,000**" in respect of Facility A is deleted and replaced with reference to "**$20,000,000**", and (ii) the reference to "**US$20,000,000**" in respect of Facility E is deleted and replaced with reference to "**US$14,625,000**".

SECTION 4
THE CREDIT FACILITIES

4.1 **Establishment of Credit Facilities**. Section 3.1 of the Credit Agreement is hereby amended such that (i) the reference to **"$25,000,000"** in clause (a) thereof in respect of Facility A is deleted and replaced with reference to **"$20,000,000"**, (ii) the reference to **"US$20,000,000"** in clause (e) thereof in respect of Facility E is deleted and replaced with reference to **"US$14,625,000"**, (iii) the text **"revolving"** contained in clause (e) thereof in respect of Facility E is deleted and replaced with reference to the text **"non-revolving"**, and (iv) the following text is added at the end of Section 3.1 of the Credit Agreement:

"Notwithstanding any other provision of this Agreement, if the Borrower has not, on or before June 30, 2009, entered into an executed term sheet with a lender outlining the terms and conditions associated with a proposed refinancing of Facility A, Facility B, Facility D and Facility E, then, effective as July 1, 2009, the maximum principal amount available to the Borrower under each of Facility A and Facility B shall be permanently reduced to the principal amount that was outstanding under each of Facility A and Facility B as of the close of the Business Day on June 30, 2009 and each relevant Lender's Facility A Commitment and/or Facility B Commitment shall be permanently reduced accordingly on a pro-rata basis."

For greater certainty, the Borrowers and the Obligors acknowledge and agree that, from and with effect as of the Amending Agreement Closing Date and notwithstanding any other provision of the Credit Agreement to the contrary, Facility E will no longer revolve, no further Advances will be made available under Facility E and all outstanding Advances under Facility E will be repaid in accordance with the provisions of the Credit Agreement. In addition, and for greater certainty, the Facility E Revolving Period Maturity Date will not be extended beyond June 29, 2009.

4.2 **Availability of Credit Facilities**. Section 3.2 of the Credit Agreement is hereby amended such that (i) the reference to **"$25,000,000"** in clause (a) thereof in respect of Facility A is deleted and replaced with reference to **"$20,000,000"**, and (ii) the reference to **"US$20,000,000"** in clause (e) thereof is deleted and replaced with reference to **"US$14,625,000"**.

For greater certainty, the Borrowers and the Obligors acknowledge and agree that, from and with effect as of the Amending Agreement Closing Date and notwithstanding any other provision of the Credit Agreement to the contrary, Facility E will no longer revolve, no further Advances will be made available under Facility E and all outstanding Advances under Facility E will be repaid in accordance with the provisions of the Credit Agreement.

4.3 **Maximum Utilization**. Section 3.6(e) of the Credit Agreement is hereby amended such that reference therein to the text **"US$20,000,000"** is deleted and replaced with reference to the text **"US$14,625,000"**.

SECTION 5
AMENDMENTS TO INTEREST, FEES AND PRICING GRID

5.1 **Premium Interest.** The text of Section 4.4(d) of the Credit Agreement is hereby amended such that clauses (i) through (vi) thereof are hereby deleted and replaced with the following text:

"(i) 160 Basis Points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is less than 2.00:1.00 in respect of the Subject Fiscal Quarter;

(ii) 210 Basis Points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 2.00:1.00 but less than 2.50:1.00 in respect of the Subject Fiscal Quarter"

(iii) 280 Basis Points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 2.50:1.00 but less than 3.00:1.00 in respect of the Subject Fiscal Quarter;

(iv) 310 Basis Points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 3.00:1.00 but less than 3.50:1.00 in respect of the Subject Fiscal Quarter;

(v) 330 Basis Points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 3.50:1.00 but less than 4.50:1.00 in respect of the Subject Fiscal Quarter; and

(vi) 360 Basis Points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 4.50:1.00.

In addition to the foregoing and for greater certainty, the Basis Points credit spread set out in clauses (i) through (vi) above will increase by an additional 25 Basis Points on the last day of every month beginning on June 30, 2009 and ending on November 30, 2009, both inclusive. The aggregate additional monthly accumulating 25 Basis Points spread referred to immediately above will terminate upon the closing of a financing transaction between the Borrower and one or more lenders which provides for the refinancing of Facility A, Facility B, Facility D and Facility E."

For greater certainty, the parties acknowledge that the revised pricing in respect of Facility C referred to immediately above is effective as of May 1, 2009.

5.2 **Applicable Pricing.** Section 4.8 of the Credit Agreement is hereby amended such that the Pricing Grid contained therein is deleted in its entirety and is replaced with the Pricing Grid and the additional text set out below:

"

Pricing Level	Funded Debt/EBITDA	Prime Rate, US Base Rate and Alternate Base Rate Plus	Libor Rate Plus	BA's/BA Equivalent Loans/LC's /LG's Fee	Commitment Fee
1.	< 2.0:1.0	1.50%	3.00%	3.00%	0.75%
2.	≥2.0:1.0<2.5:1.0	2.00%	3.50%	3.50%	0.875%
3.	≥2.5:1.0<3.0:1.0	2.75%	4.25%	4.25%	1.0625%
4.	≥ 3.0:1.0<3.50:1.0	3.00%	4.50%	4.50%	1.1250%
5.	≥ 3.50:1.0<4.50:1.0	3.25%	4.75%	4.75%	1.1875%
6.	≥4.50:1.0	3.50%	5.00%	5.00%	1.25%

In addition to the foregoing and for greater certainty, the Basis Point credit spread set out in each Pricing Level in the Pricing Grid above will increase by an additional 25 Basis Points on the last day of every month beginning on June 30, 2009 and ending on November 30, 2009, both inclusive. The aggregate additional monthly accumulating 25 Basis Points spread referred to immediately above will terminate upon the closing of a financing transaction between the Borrower and one or more lenders which provides for the refinancing of Facility A, Facility B, Facility D and Facility E."

For greater certainty, the parties acknowledge that the revised pricing referred to in the Pricing Grid above is effective as of May 1, 2009.

SECTION 6
AMENDMENT TO COVENANTS

6.1 **Capital Expenditures**. The text of Section 9.1(o) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

"It will make Capital Expenditures only in accordance with and as budgeted for in its Business Plan. Notwithstanding the foregoing and for greater certainty, Capital Expenditures for Fiscal Year 2009 shall not exceed $US17,500,000 and Capital Expenditures for fiscal Year 2010 shall not exceed $US10,000,000."

6.2 **Term Sheet**. Section 9.1 of the Credit Agreement is hereby amended such that the following text is added as new Section 9.1(s):

"(s) **Term Sheet.** The Borrower will, on or before June 30, 2009, enter into an executed term sheet with a lender outlining the terms and conditions upon which a proposed refinancing of Facility A, Facility B, Facility D and Facility E will take place. Notwithstanding the foregoing and for greater certainty, the failure by the Borrower to

enter into such a term sheet on or before June 30, 2009 shall not be considered a Default or an Event of Default for purposes of this Agreement and the Documents."

6.3 **Loans and Investment**. Section 9.2(n) of the Credit Agreement is hereby amended such that the text "**; and (D) Permitted Investments.**" appearing at the end of such Section is deleted and replaced with ".", for greater certainty, a period.

SECTION 7
AMENDMENT TO FINANCIAL COVENANTS

7.1 **Funded Debt to EBITDA Ratio**. The text of Section 9.3(a) of the Credit Agreement is hereby deleted in its entirety and is replaced with the following text:

"The Funded Debt to EBITDA Ratio of the Consolidated Borrower shall, at all times for the relevant periods indicated below, be less than or equal to:

(i) 5.00:1.00 by June 30, 2009;

(ii) 5.00:1.00 by September 30, 2009;

(iii) 3.50:1.00 by December 31, 2009; and

(iv) 3.00:1.00 at all times thereafter, provided, however, that, commencing from and after January 1, 2010 and notwithstanding the immediately foregoing provision of this clause (iv), the Funded Debt to EBITDA Ratio of the Consolidated Borrower shall at all times be less than 3.50:1.00 for a period of no more than two consecutive Fiscal Quarters in order to accommodate (i) the effect of acquisitions made by any Obligor, or (ii) a variance in business conditions."

7.2 **Fixed Charge Coverage Ratio**. The text of Section 9.3(b) of the Credit Agreement is hereby deleted in its entirety and is replaced with the following text:

"The Fixed Charge Coverage Ratio of the Consolidated Borrower shall, at all times for the periods indicated below, be greater than or equal to:

(i) 1.10: 1.00 by June 30, 2009;

(ii) 1.10: 1.00 by September 30, 2009;

(iii) 1.25:1.00 by December 31, 2009; and

(iv) 1.50:1.00 at all times thereafter."

SECTION 8
AMENDMENT TO DEFAULTS

8.1 **Events of Default.** Section 10.1 of the Credit Agreement is hereby amended such that clause (q) in Section 10.1 is deleted in its entirety and is not replaced.

SECTION 9
AGENT

9.1 **Agency Fee**. Section 12.20 of the Credit Agreement is hereby amended such that reference to the text "**March 1st**" is deleted and replaced with reference to the text "**June 30th**".

SECTION 10
AMENDMENT TO COMMITMENTS AND SCHEDULES

10.1 **Schedules**. Schedule V to the Credit Agreement is hereby, from and with effect as of the end of the Business Day on April 30, 2009, deleted in its entirety and is replaced with the revised Schedule V appended as Exhibit 1 hereto.

SECTION 11
MISCELLANEOUS

11.1 **References to Harris**. The Credit Agreement is hereby amended such that all references to the term "**Harris**" in its capacity as a Lender contained in the following Sections of the Credit Agreement are deleted and replaced with reference to the term "**BMO Chicago**": Sections 3.7(b), 3.17, 3.19(b), 3.19(c), 4.2(d), 9.2(o) and 12.13 and similar references in the Schedules are amended, *mutatis mutandis*, accordingly.

SECTION 12
CONDITIONS PRECEDENT

12.1 **Conditions Precedent**. The effectiveness of this Amending Agreement is subject to and conditional upon the satisfaction of the following conditions:

(a) ***Delivery of Documents***. The Agent shall have received, in form and substance satisfactory to the Agent and the Lenders, the following:

(i) Amending Agreement duly executed by all of the parties hereto; and

(ii) such other documentation or information as the Agent and the Lenders shall have reasonably requested.

(b) **Fees**. All fees payable in accordance with this Amending Agreement on or before the Amending Agreement Closing Date (including legal fees and expenses of the Agent and the Lenders) shall have been paid in full to the Agent.

(c) ***Material Adverse Change***. No Material Adverse Change shall have occurred with respect to the Obligors.

(d) ***No Default***. No Default (other than as explicitly set out in and waived pursuant to this Amending Agreement) or Event of Default shall have occurred and be continuing.

12.2 **Waiver**. The conditions stated in Section 12.1 hereof are inserted for the sole benefit of the Agent and the Lenders and may only be waived by the Majority Lenders, in whole or in part, with or without terms or conditions.

SECTION 13
REPRESENTATIONS AND WARRANTIES

13.1 **Representations.** Each Obligor represents and warrants to the Agent and the Lenders that:

(a) the Credit Agreement, as amended by the Amending Agreement, is its legal, valid and binding obligation, enforceable against each applicable Obligor in accordance with its terms, subject to (i) applicable bankruptcy, reorganization, moratorium or similar law affecting creditors' generally, (ii) the fact that specific performance and injunctive relief may only be given at the discretion of the courts, and (iii) the equitable or statutory powers of the courts to stay proceedings before them and to stay the execution of judgments;

(b) the Credit Agreement, as amended by the Amending Agreement, does not conflict with any constating document, agreement, instrument or undertaking binding upon each applicable Obligor or any of its properties; and

(c) other than the Defaults specifically waived hereunder, no Default or Event of Default now exists under the Credit Agreement or will exist after giving effect to the Amending Agreement.

SECTION 14
GENERAL

14.1 **Amendment Fee.** The Borrowers shall pay on or before the Amending Agreement Closing Date, to the Agent at the Agent's Branch of Account, on behalf each Lender, an amendment fee of 125bps of each such Lender's Rateable Portion of each of the Credit Facilities immediately prior to the coming into effect of this Amending Agreement, payable to each of the Lenders as set out below:

<u>Lender</u>	<u>Facility A Commitment</u>	<u>Amendment Fee</u>
BMO (125bps)	CDN$4,000,000	CDN$50,000
HSBC (125bps)	CDN$12,000,000	CDN$150,000
Rabobank(125bps)	CDN$4,000,000	CDN$50,000
<u>**Lenders**</u>	<u>**Facility B Commitment**</u>	<u>**Amendment Fee**</u>
BMO (Chicago Branch) (125bps)	US$40,000,000	US$500,000
HSBC US (125bps)	US$5,000,000	US$62,500
Rabobank US (125bps)	US$15,000,00	US$187,500

Lenders	Facility C Commitment	Amendment Fee
Manulife (125bps)	US$15,000,000	US$187,500
Sun Life (125bps)	US$20,000,000	US$250,000
Hancock (125bps)	US$5,000,000	US$62,500
Hancock USA (125bps)	US$5,000,000	US$62,500

Lender	Facility D Commitment	Amendment Fee
BMO (Chicago Branch) (125bps)	US$6,000,000	US$75,000

Lender	Facility E Commitment	Amendment Fee
BMO (Chicago Branch) (125bps)	US$7,312,500	US$91,406.25
HSBC US(125bps)	US$3,656,250	US$45,703.13
Rabobank US(125bps)	US$3,656,250	US$45,703.13

14.2 **Acknowledgement of Obligors.** By signing this Amending Agreement, each Obligor hereby acknowledges, confirms and agrees that all Documents (including without limitation Security Documents) previously, now or hereafter delivered by such Obligor in favour of the Agent, the US Administrative Agent, the US Security Agent or any Lender, as applicable, remains in full force and effect in accordance with its terms, unless any such Document has been otherwise specifically amended by written agreement. For greater certainty, each Obligor that has previously executed and delivered a Security Document hereby acknowledges and confirms that each such Security Document secures the obligations of such Obligor under and in connection with the Credit Agreement and all other relevant Documents.

14.3 **Effective Date**. Notwithstanding the date of execution of this Amending Agreement, upon the satisfaction or waiver, as applicable, of all of the conditions precedent set out in Section 12.1 hereof, the effective date of the waivers and all amendments to the Credit Agreement made by this Amending Agreement shall for all purposes be April 30, 2009 unless otherwise specifically stated herein.

14.4 **Severability**. Any provision of this Amending Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

14.5 **Costs, Expenses and Taxes**. The Borrowers agree to pay, on demand, all reasonable costs and expenses of the Agent and the Lenders in connection with the preparation, execution, delivery, operation or enforcement of this Amending Agreement, the Credit Agreement and the Documents including, without limitation, the reasonable fees and

out-of-pocket expenses of third parties, the Lenders' counsel and other professionals engaged by the Agent and the Lenders with respect to the preparation, negotiation and documentation of this Amending Agreement and the related closing documents with respect thereto and with respect to advising the Agent and the Lenders of their rights and responsibilities in connection with the continuing operation of the Credit Agreement and the Documents.

14.6 **Form of Documents**. All documents delivered under this Amending Agreement or under the Credit Agreement shall be in form and substance satisfactory to the Agent, the Lenders and their counsel, each acting reasonably.

14.7 **Governing Law**. This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as an Ontario contract. Each Obligor irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario. This Amending Agreement shall enure to the benefit of and be binding on parties hereto, their respective successors and any permitted assignees.

14.8 **Governing Documents**. The Credit Agreement as amended by this Amending Agreement and all other documents (including the Documents) delivered pursuant to or referenced in the Credit Agreement as amended by this Amending Agreement constitute the complete agreement of the parties hereto with respect to the subject matter hereof and supersede any other agreements or understandings between or among the Borrowers, the Obligors, the Agent, the US Administrative Agent, the US Security Agent and the Lenders. Save as expressly amended by this Amending Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect unamended and the Credit Agreement and the Documents are hereby ratified and confirmed. For greater certainty, each applicable Obligor confirms that each of the Documents made or granted by it pursuant to the Credit Agreement remains in full force and effect notwithstanding the waivers or supplements and amendments to the Credit Agreement contained herein. The waivers contained in Section 2 of this Amending Agreement are only effective in respect of the matters and for the periods of time described therein and shall not in any way be construed as a waiver of any other, future or subsequent event, circumstance, omission, Default or Event of Default. The Agent and the Lenders expressly reserve all of its and their rights with respect to any Default or Event of Default now existing, other than those expressly waived in writing, or hereafter arising.

14.9 **Time of the Essence**. Time shall be of the essence of this Amending Agreement.

14.10 **Counterparts.** This Amending Agreement may be executed and delivered in any number of counterparts whether by way of electronic signature, facsimile, PDF or otherwise, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[SIGNATURE PAGES FOLLOW]

SUNOPTA INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Eric Davis
Title: V.P & C.F.O.

I/we have authority to bind the corporation

SUNOPTA LP
By: 1510146 Ontario Inc., its General Partner

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the partnership

SUNOPTA FOOD GROUP LLC

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

MARATHON NATURAL FOODS LTD.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

1510146 ONTARIO INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

3060385 NOVA SCOTIA COMPANY

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

DRIVE ORGANICS CORPORATION

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNRICH LLC

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA FRUIT GROUP INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA ASEPTIC, INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA LLC

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

By: ______________________
Name: Rick Johnson
Title: V.P. Grain Operations

I/we have authority to bind the corporation

SUNOPTA GLOBAL ORGANIC INGREDIENTS INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

DRIVE ORGANICS CORPORATION

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNRICH LLC

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA FRUIT GROUP INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA ASEPTIC, INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA LLC

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

By: ______________________
Name:
Title:

I/we have authority to bind the corporation

SUNOPTA GLOBAL ORGANIC INGREDIENTS INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA INGREDIENTS, INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA HOLDINGS INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA FINANCING INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SERVICIOS SUNOPTA, S. DE R.L. DE C.V.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA DE MEXICO, S. DE R.L. DE C.V.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

SUNOPTA FINANCING 2007 INC.

By: ______________________
Name: John Dietrich
Title: V.P. Business Development

By: ______________________
Name: Paul Van Weelie
Title: V.P. & Treasurer

I/we have authority to bind the corporation

BANK OF MONTREAL, in its capacity as Agent

By: [signature]
Name: James Di Giacomo
Title: Director
Loan Syndications

By: ______________________
Name:
Title:

HARRIS N.A., in its capacity as US Security Agent

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HARRIS N.A., in its capacity as US Administrative Agent

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

BANK OF MONTREAL, in its capacity as Lender

By: [signature]
Name: David Graham
Title: Director

By: ______________________
Name:
Title:

BANK OF MONTREAL, (Chicago Branch) in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

SUN LIFE ASSURANCE COMPANY OF CANADA, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

BANK OF MONTREAL (Toronto Branch) in its capacity as Lender

By: [signature]
Name: David Graham
Title: Director

By: ______________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

BANK OF MONTREAL, in its capacity as Agent

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HARRIS N.A., in its capacity as US Administrative Agent

By: ______________________
Name: L. Swiniarski
Title: VP Cross Border

By: ______________________
Name:
Title:

BANK OF MONTREAL, (Chicago Branch) in its capacity as Lender

By: ______________________
Name: L. Swiniarski
Title: VP Cross Border.

By: ______________________
Name:
Title:

BANK OF MONTREAL (Toronto Branch) in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HARRIS N.A., in its capacity as US Security Agent

By: ______________________
Name: L. Swiniarski
Title: VP Cross Border

By: ______________________
Name:
Title:

BANK OF MONTREAL, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

SUN LIFE ASSURANCE COMPANY OF CANADA, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

BANK OF MONTREAL, in its capacity as Agent

By: _________________________
Name:
Title:

By: _________________________
Name:
Title:

HARRIS N.A., in its capacity as US Security Agent

By: _________________________
Name:
Title:

By: _________________________
Name:
Title:

HARRIS N.A., in its capacity as US Administrative Agent

By: _________________________
Name:
Title:

By: _________________________
Name:
Title:

BANK OF MONTREAL, in its capacity as Lender

By: _________________________
Name:
Title:

By: _________________________
Name:
Title:

BANK OF MONTREAL, (Chicago Branch) in its capacity as Lender

By: _________________________
Name:
Title:

By: _________________________
Name:
Title:

SUN LIFE ASSURANCE COMPANY OF CANADA, in its capacity as Lender

By: _________________________
Name: Steve Theofanis
Title: Managing Director
Private Fixed Income

By: _________________________
Name: Paul Sinclair
Title: Managing Director
Head of Private Debt
Private Fixed Income

BANK OF MONTREAL (Toronto Branch) in its capacity as Lender

By: _________________________
Name:
Title:

By: _________________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY, in its capacity as Lender

By: _________________________
Name:
Title:

By: _________________________
Name:
Title:

BANK OF MONTREAL, in its capacity as Agent

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

HARRIS N.A., in its capacity as US Security Agent

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

HARRIS N.A., in its capacity as US Administrative Agent

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

BANK OF MONTREAL, in its capacity as Lender

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

BANK OF MONTREAL, (Chicago Branch) in its capacity as Lender

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

SUN LIFE ASSURANCE COMPANY OF CANADA, in its capacity as Lender

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

BANK OF MONTREAL (Toronto Branch) in its capacity as Lender

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY, in its capacity as Lender

By: ________________________
Name: Todd Southerland
Title: Director

By: ________________________
Name:
Title:

THE MANUFACTURERS LIFE INSURANCE COMPANY, in its capacity as Lender

By: ______________________
Name:
Title:
Laurie Harding
VP, CDN Private Placements

By: ______________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK U.S.A., NATIONAL ASSOCIATION, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK CANADA, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

RABOBANK NEDERLAND CANADIAN BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

THE MANUFACTURERS LIFE INSURANCE COMPANY, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), in its capacity as Lender

By: ______________________
Name: Todd Southerland
Title: Director

By: ______________________
Name:
Title:

HSBC BANK U.S.A., NATIONAL ASSOCIATION, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK CANADA, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

RABOBANK NEDERLAND CANADIAN BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

THE MANUFACTURERS LIFE INSURANCE COMPANY, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK U.S.A., NATIONAL ASSOCIATION, in its capacity as Lender

By: ______________________
Name: ROBERT LANGFORD
Title: AVP

By: ______________________
Name:
Title:

HSBC BANK CANADA, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

RABOBANK NEDERLAND CANADIAN BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

THE MANUFACTURERS LIFE INSURANCE COMPANY, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK U.S.A., NATIONAL ASSOCIATION, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK CANADA, in its capacity as Lender

By: ______________________
Name: Jody Sanderson
Title: Director, Global Banking and Markets

By: ______________________
Name: Margaret Lane
Title: Associate Director Global Banking and Markets

RABOBANK NEDERLAND CANADIAN BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

THE MANUFACTURERS LIFE INSURANCE COMPANY, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK U.S.A., NATIONAL ASSOCIATION, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

HSBC BANK CANADA, in its capacity as Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

RABOBANK NEDERLAND CANADIAN BRANCH, in its capacity as Lender

By: ______________________
Name: Raj Joshi
Title: Vice President

By: ______________________
Name:
Title: Andrew Chewpa
Executive Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as Lender

By: ______________________
Name: Brett Delfino
Title: Executive Director

By: ______________________
Name:
Title: Anthony Liang
Managing Director

SCHEDULE V

COMMITMENTS

Lender	Facility A Commitment
BMO	$4,000,000
HSBC	$12,000,000
Rabobank	$4,000,000
	Facility B Commitment
BMO (Chicago Branch)	US$40,000,000
HSBC US	US$5,000,000
Rabobank US	US$15,000,000
	Facility C Commitment
Manulife	US$15,000,000
Sun Life	US$20,000,000
Hancock	US$5,000,000
Hancock USA	US$5,000,000
	Facility D Commitment
BMO (Chicago Branch)	US$6,000,000
	Facility E Commitment
BMO or BMO Chicago Branch (as applicable)	US$7,312,500
HSBC or HSBC US (as applicable)	US$3,656,250
Rabobank or Rabobank US (as applicable)	US$3,656,250